                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)               May 29, 1998
                                                             ----------------

                            ALLIANCE IMAGING, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


     DELAWARE                    0-16334                      33-0239910
--------------------    ------------------------      ------------------------
(State or Other         (Commission File Number)          (I.R.S. Employer
Jurisdiction of                                          Identification No.)
Incorporation)


                        1065 NORTH PACIFICENTER DRIVE,
                                   SUITE 200
                           Anaheim, California 92806
                        ------------------------------
                        (Address of principal executive
                          offices including Zip Code)


                                (714) 688-7100
                        ------------------------------
                        (Registrant's telephone number,
                             including area code)

                                     N.A.
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

         On May 29, 1998, Alliance Imaging, Inc. (the "Company") received a request from the U.S. Federal Trade Commission for additional information in connection with the Company's proposed acquisition through two wholly-owned subsidiaries of all of the outstanding common stock of CuraCare, Inc. and all of the partnership interests in American Shared-CuraCare, both of which are operating subsidiaries of American Shared Hospital Services. The proposed sale was announced on March 12, 1998 and was the subject of a Form 8-K filing on March 12, 1998.

         This event is the subject of a press release issued by the Company on June 1, 1998, a copy of which is attached hereto as EXHIBIT 99 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The following exhibits are filed with this report:

         Exhibit No.                        Description
         -----------                        -----------

             99                             Press Release dated June 1, 1998

                                       2
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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ALLIANCE IMAGING, INC.
                                              (Registrant)

Dated    June 16, 1998                        By: /s/  Richard N. Zehner
                                                  -----------------------------
                                                  Name:  Richard N. Zehner
                                                  Title:  Chairman and Chief
                                                          Executive Officer
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                                  EXHIBIT INDEX



Exhibit No.                 Description
-----------                 -----------

   99                 Press Release dated June 1, 1998